                          KEY AUTO FINANCE TRUST 1997-1
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: January 1  to January 31, 1998
Distribution Date: February 17, 1998


Statement for Class A and Class B Noteholders and Certificateholders                              Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                          Class A/Class B
                                                                                                    Certificate Amount
                                                                                               -----------------------------
(i)  Principal Distribution
          Class A-1 Note Amount                                                     12,975,348.00            43.2511600
          Class A-2 Note Amount                                                              0.00             0.0000000
          Class A-3 Note Amount                                                              0.00             0.0000000
          Class B  Note Amount                                                               0.00             0.0000000
          Certificates Amount                                                                0.00             0.0000000


(ii)  Interest Distribution
          Class A-1 Note Amount                                                        678,590.12             2.2619671
          Class A-2 Note Amount                                                        332,750.00             5.0416667
          Class A-3 Note Amount                                                        236,472.63             5.1250000
          Class B  Note Amount                                                         140,304.00             5.3333333
          Certificates Amount                                                          112,535.50             6.4166667


(iii)     Total Pool Balance of Notes and Certificates (end of Collection Period)  282,208,626.97


(iv)   Class A-1 Notes Balance (end of Collection Period)                          126,222,626.97
          Class A-1 Pool Factor (end of Collection Period)                                                    0.4207421
          Class A-2 Notes Balance (end of Collection Period)                        66,000,000.00
          Class A-2 Pool Factor (end of Collection Period)                                                    1.0000000
          Class A-3 Notes Balance (end of Collection Period)                        46,141,000.00
          Class A-3 Pool Factor (end of Collection Period)                                                    1.0000000
          Class B Notes Balance (end of Collection Period)                          26,307,000.00
          Class B Pool Factor (end of Collection Period)                                                      1.0000000
          Certificates Balance (end of Collection Period)                           17,538,000.00
          Certificates Pool Factor (end of Collection Period)                                                 1.0000000


(v)  Basic Servicing Fee                                                               242,200.59             0.5311579


(vi) Aggregate Net Losses                                                              931,765.55


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

                          KEY AUTO FINANCE TRUST 1997-1
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: January 1  to January 31, 1998
Distribution Date: February 17, 1998


Statement for Class A and Class B Noteholders and Certificateholders                              Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                          Class A/Class B
                                                                                                    Certificate Amount
                                                                                               -----------------------------

(vii)   Reserve Account Balance after Giving Effect to Payments                      8,467,051.72
        Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments            8,467,051.72
        Made on Distribution Date
        Draws on Reserve Account                                                             0.00
        Deposits to Reserve Account                                                          0.00


(viii)  Class A-1 Notes Interest Carryover Shortfall                                         0.00             0.0000000
        Class A-2 Notes Interest Carryover Shortfall                                         0.00             0.0000000
        Class A-3 Notes Interest Carryover Shortfall                                         0.00             0.0000000
        Class B Notes Interest Carryover Shortfall                                           0.00             0.0000000
        Certificates Interest Carryover Shortfall                                            0.00             0.0000000
        Class A-1 Notes Principal Carryover Shortfall                                        0.00             0.0000000
        Class A-2 Notes Principal Carryover Shortfall                                        0.00             0.0000000
        Class A-3 Notes Principal Carryover Shortfall                                        0.00             0.0000000
        Class B Notes Principal Carryover Shortfall                                          0.00             0.0000000
        Certificates Principal Carryover Shortfall                                           0.00             0.0000000


(ix)    Additional Principal Distributable Amount                                            0.00


(x)     Aggregate Purchase Amount of Receivables Repurchased by the                          0.00
        Seller or purchased by Servicer


(xi)    Delinquent Contracts
                                                                                 Number              Balance
                                                                             ----------------------------------------
           30-59 Days                                                             648                      6,955,070.63
           60-89 Days                                                             163                      1,635,313.30
           90 Days or More                                                        284                      2,143,076.73


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